The Munder Funds

Supplement Dated February 16, 2011
to the Statement of Additional Information (“SAI”) dated October 30, 2010

Under the heading “MANAGEMENT OF THE FUNDS – Compensation”, which begins on page 39 of the SAI, the first paragraph is hereby deleted and replaced by the following:

Compensation.  Effective January 1, 2011, each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service.  Prior to January 1, 2011, each Trustee of MST and MSTII was paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE